Exhibit 4.5


NUMBER                                                     SHARES

MMRPr

                     McMoRan Exploration Co.
      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                 5% CONVERTIBLE PREFERRED STOCK

THIS CERTIFICATE IS TRANSFERABLE IN             CUSIP 582411 20 3
RIDGEFIELD PARK, NJ OR NEW YORK, NY

THIS IS TO CERTIFY that       SEE REVERSE FOR CERTAIN DEFINITIONS





is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE, OF THE 5% CONVERTIBLE PREFFERED STOCK OF
                     McMoRan Exploration Co.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated
                [SEAL OF McMoRan EXPLORATION CO.]
/s/ Nancy D. Parmelee                        /s/ James R. Moffett
Secretary                                Co-Chairman of the Board

COUNTERSIGNED AND REGISTERED:
     MELLON INVESTOR SERVICES LLC
BY                             TRANSFER AGENT
                                AND REGISTRAR

                     McMoRan Exploration Co.

The Corporation will furnish without charge to each stockholder who requests a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation, or series thereof, and the qualifications, limitations or restrictions of the preferences and/or rights. Each request must be made to the office of the Secretary of the Corporation.

                        CONVERSION NOTICE

McMoRan Exploration Co.

The Undersigned owner of the shares of the 5% Convertible Preferred Stock of McMoRan Exploration Co. represented by this Certificate hereby (a) irrevocably exercises the option to convert the shares or the number of full shares set forth below, into shares of common stock of McMoRan Exploration Co. in accordance with the terms of the Certificate of Incorporation and the statement of the designations, preferences and relative rights of the shares represented hereby, and (b) directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Dated:__________________________________________________________________
Fill in for registration of shares:     Signature

___________________________________Portion to be covered, if less than all:
___________________________________________________________shares
_________________________________________________________________
______
Please print name and address Social Security or Other Identification
     (including zip code)                      Number

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

  TEN COM- as tenants in common           UNIF GIFT MIN ACT_____Custodian_______
  TEN ENT- as tenants by the entireties                    (Cust)       (Minor)
  JT TEN - as joint tenants with right    under Uniform Gifts to Minors
           of survivorship and not as     Act_______________
           tenants in common                 (State)

Additional abbreviation may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------

-------------------------------


_________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

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---------------------------------------------------------- shares of  the capital stock represented by the within Certificate,  and
do      hereby     irrevocably     constitute     and     appoint
______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

_________________________________________________________________
_____________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_________________________________________________________________
_____________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad - 15.